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EXHIBIT 10.2

                                   TIGER-LYNK
                            PURCHASE & SALE AGREEMENT

                                January 20, 2008

ARTICLE 1 - PARTIES TO THIS AGREEMENT

THIS PURCHASE & SALE AGREEMENT (the "Agreement") is by and between Hollund Industrial Robotics Systems Inc., a Canadian corporation ("Buyer") and AQUATIC CELLULOSE LTD, a wholly owned subsidiary of AQUATIC CELLULOSE INTERNATIONAL CORP, a Nevada corporation ("Seller").

ARTICLE 2 - SUBJECT, PURCHASE PRICE AND CLOSING

SUBJECT ASSET - Upon the terms and subject to the conditions of this Agreement, Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller all rights, title or interest in all patents, blueprints, drawings, documents or physical components, owned by Seller and without exception relating to the Tiger-Lynk underwater manipulator system ("Tiger-Lynk"), as hereby attached in Exhibit A ("TigeroLynk Assets").

PURCHASE PRICE - The purchase price is $500,000 U.S. Dollars, consisting of the following payments;

      a. $50,000 cash deposit which has already been paid by the Buyer to the Seller.

      b.    $50,000 cash payment that is due upon signing.

      c.    $400,000 in free trading common stock of Hollund Industrial, Inc.
            (HLLD). The exact number of shares shall be 3,076,923 which is based on a mutually agreed upon HLLD stock price of $.13 per share ($400,000/.13 = 3,076,923).

CLOSING - Upon mutual execution of this document via electronic counterparts with original copies to follow, Buyer shall complete the purchase in the following manner:

      a. Within 24 hours of the signing of this Agreement Buyer shall wire deposit the sum of $14,000 into the following bank account:

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      b.    The balance due of $36,000 shall be paid within three weeks of the date of signing.

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      c.    Within 5 business days of the signing of this Agreement Buyer shall deposit the above HLLD shares into the following trading account:

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ARTICLE 3 - GENERAL TERMS

1) EFFECT OF FAILURE TO PERFORM BY BUYER: Should Buyer fail to comply with the above specified commitment to make the required cash payments to Seller within the time guidelines noted above, then Buyer shall be deemed to be in default under this Agreement, and any of Buyer's rights (earned or to be earned) hereunder shall ipso facto terminate.

2) REPRESENTATIONS BY BUYER. Buyer represents and warrants that the following statements are true and correct at the date hereof and at the Closing Date in all material respects. Buyer shall perform and comply in all material respects with all covenants and conditions herein required:

A) ORGANIZATION AND AUTHORITY. Buyer is a Canadian corporation duly organized, in good standing, and qualified to enter into this transaction with Seller.

3) REPRESENTATIONS BY SELLER. Seller represents to Buyer that the following statements are true and correct and shall be true at and as of the Closing Date in all material respects, Seller shall perform and comply in all material respects with all covenants and conditions herein required.

A) ORGANIZATION AND AUTHORITY. Seller is a Nevada corporation, in good standing, and qualified to carry on its business in the state where located and has the power and authority to carry on its business as presently conducted by this Agreement.

4) TITLE. Seller warrants title to the interest being conveyed to Buyer against all persons lawfully claiming, or to claim, all or any portion of the ownership of Tiger-Lynk.

5) NOTICES. All notices and communications required or permitted under this Agreement shall be in writing, delivered to or sent by U.S. Mail or Express Delivery or Federal Express, postage prepaid, by prepaid telegram, or acknowledged facsimile, addressed as follows:

        Troy Micielli
        Hollund Industrial Robotics Systems Inc.
        4379 Gordon Drive
        Kelowna, B.C.
        Canada, V1W 1S7

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        Sheridan Westgarde
        Aquatics Cellulose International Corporation
        2504- 43rd Street, Suite 5
        Vernon, B.C.
        Canada, V1T 6L1

13) PARTIES IN INTEREST. This Agreement shall inure to the benefit of and be binding upon Seller and Buyer and their respective heirs, successors and assigns. However, no assignment by any party shall relieve any party of any duties or obligations under this Agreement.

14) HEADINGS FOR CONVENIENCE. The paragraph headings used in this Agreement are inserted for convenience only and shall be disregarded in construing this Agreement.

15) ENTIRE AGREEMENT. This Agreement and all exhibits hereto, shall constitute the entire contract and agreement of Buyer and Seller and shall supersede, replace and override any and all prior discussions, correspondence, and agreements between them as to, and only as to, the contemplated operations, promises, and agreements as specifically provided for herein. Buyer and Seller agree that as to the matters contemplated and provided for herein, there are no undertakings, obligations, promises, assurances, agreements or conditions, whether precedent or otherwise, except those specifically set forth in this Agreement and in the exhibits attached hereto. Other than as prescribed herein, no amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing and signed by the Parties.

16) DISPUTES AND APPLICABLE LAWS. Should any party to this Agreement bring an action, including a lawsuit, against any other party to this Agreement (or any of its directors, officers, employees and agents) to enforce or interpret any term or condition of this Agreement, then the prevailing or substantially prevailing party in such action shall be entitled to recover an amount for reasonable attorneys fees in addition to any costs awarded by judgment. This Agreement shall be governed exclusively by, and construed according to, the laws of the State of Nevada. The venue for any litigation or dispute shall be the city of Reno, Nevada.

17) NO WAIVER. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether similar or not, nor shall a waiver constitute a continuing waiver or a precedent to make similar waivers in the future. No waiver shall be binding unless executed in writing by the party making the waiver.

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18)   SURVIVORSHIP OF PROVISIONS. If, for any reason, any provision or part of this Agreement is determined to be invalid or contrary to, or in conflict with, any existing or future law or regulation as determined finally by a court or agency having competent jurisdiction, then the Parties agree that such provision or part thereof shall be amended and/or modified to the minimum extent necessary to make such provision or part thereof valid or enforceable, unless to do so would alter materially the rights, duties and/or obligations of the Parties hereto. Any such amendment or modification shall not impair the operation or affect the remaining provisions of this Agreement and such remaining provisions will continue to be given full force and effect and bind each party unless the necessary amendment or modification would alter materially the rights, duties and/or obligations of the Parties hereto in which case this Agreement shall terminate unless otherwise agreed by the Parties hereto.

19) FURTHER ASSURANCES. After Closing, Seller and Buyer agree to take such further actions and to execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Agreement or of any document delivered pursuant hereto.

20) THIRD PARTY BENEFICIARIES. There are no third parties who are intended to be beneficiaries of this Agreement.


IN WITNESS WHEREOF, THIS AGREEMENT SHALL BE EFFECTIVE AS OF JANUARY 22, 2008.


HOLLUND INDUSTRIAL                              AQUATIC CELLULOSE INTERNATIONAL
ROBOTICS SYSTEMS INC.                           CORPORATION


/s/ Troy Micielli                               /s/ Sheridan Westgarde
-----------------------------                   -----------------------------
Troy Micielli, President                        Sheridan Westgarde, CEO


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                                    EXHIBIT A

                                TIGEROLYNK ASSETS


A. Tiger-Lynk Technology. All patents, designs, drawings, blueprints, software, etc. related to Tiger-Lynk robotic manipulator systems technology. The patents include the following;

      1)    US Patent # 6,024,145
      2)    CAN Patent # 2268515

B. Parts. The 120-FT long machine component known as Tiger-Lynk AR Series Robotic Manipulator currently located at Beaver Manufacturing facilities in Kamloops, BC, Canada.

C. Domain Name. The "www.tigerlynk.com" Internet domain name, including all registrations thereof, including, without limitation, the Network Solutions, Inc., or any other applicable registrar, registration thereof, and all rights to listings or keyword associations in any Internet search engines or directories associated with the domain name (collectively, the "Domain Name").

D. Web Site and Web Site Materials. The web pages created or acquired with respect to the Business and associated with, or located at or under, the Domain Name (collectively, the "Web Site").

E. Trademarks. All trademarks, trade names or service marks related to Tiger-Lynk, Tiger-View, the Domain Name and "tiger-lynk.com" including any registrations or applications for registration, and all goodwill associated therewith (collectively, the "Marks").

F. Customer Information. All customer lists, databases, files and documents relating to customers.

G. Permits and Licenses. All governmental licenses, approvals, authorizations and permits that are held or used primarily in connection with the Business including, but not limited to, financial grant assistance from the National Research Council - Industrial Research Assistance Program (the "NRC-IRAP").


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